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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported):  April 9, 1996
                                                         ---------------


                             BANPONCE CORPORATION
      ------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




COMMONWEALTH OF PUERTO RICO          NO. 0-13818         NO. 66-0416582
- ---------------------------          -----------         --------------
(State or other jurisdiction         (Commission         (IRS Employer
   of incorporation)                 File Number)        Identification No.)


          209 MUNOZ RIVERA AVENUE
           HATO REY, PUERTO RICO                              00918
    --------------------------------                          -----
 (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:       (787) 765-9800
                                                          --------------


         ------------------------------------------------------------
        (Former name of former address, if changed since last report)

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Item 5.     Other Events
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     On April 8, 1996, BanPonce Corporation (the "Corporation") announced by way of a news release, its operational results for the quarter ended March 31, 1996. A copy of the Corporation's release, dated April 8, 1996, is attached hereto as Exhibit 99(a) and is hereby incorporated by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits

     99(a) News release, dated April 8, 1996, announcing the Corporation and subsidiaries earnings for the quarter ended March 31, 1996.




















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                                  SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BANPONCE CORPORATION
                                            (Registrant)



Date:  April 9, 1996           By: /s/ Amilcar L. Jordan, Esq.
       -------------               ------------------------------
                                   Name:  Amilcar L. Jordan, Esq.
                                   Title: Senior Vice President and Comptroller














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                                Exhibit Index
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Exhibit Number              Description
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99(a)                       News release, dated April 8, 1996